UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Arena Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

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Arena Pharmaceuticals, Inc.
SUPPLEMENT TO
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT, DATED APRIL 29, 2020
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2020
This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Arena Pharmaceuticals, Inc. (“Arena”) to be held on June 12, 2020.
On April 29, 2020, Arena commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 22, 2020, included below, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2020
Arena Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders
SAN DIEGO, Calif., May 22, 2020 - Arena Pharmaceuticals, Inc. (Nasdaq: ARNA) today announced that, due to public health and safety concerns related to the COVID-19 global pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees and others, Arena is changing its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
The previously announced date and time of the meeting, June 12, 2020 at 9:00AM (Pacific Time), will not change. Online access to the Annual Meeting will begin at 8:45AM Pacific Time. Stockholders will not be able to attend the Annual Meeting in person.
Attending the Virtual Meeting as a Stockholder of Record
Arena’s stockholders of record as of April 20, 2020 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/ARNA2020 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, and voting instructions, can be found at www.virtualshareholdermeeting.com/ARNA2020.
Attending the Annual Meeting as a Beneficial Owner
Arena has been advised by Broadridge that beneficial stockholders as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a bank or broker), who want to be able attend the Annual Meeting can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.
Attending the Annual Meeting as a Guest
Guests may participate in a listen-only mode. No control number is required.
Stockholders who do not have their 16-digit control number will be able to access and listen to the Annual Meeting as Guests but will not be able to vote their shares or submit questions during the Annual Meeting.
Voting Shares
Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/ARNA2020.
Whether or not stockholders plan to virtually attend the Annual Meeting, Arena urges them to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.
The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the definitive proxy statement will not be updated to reflect the virtual-only format of the Annual Meeting.
List of Stockholders
A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at Arena’s corporate headquarters. Due to limited staffing and additional health and safety protocols at Arena’s corporate headquarters during the COVID-19 pandemic, stockholders seeking to examine the stockholder list are encouraged to call Arena’s Investor Relations team at 858.453.7200 to make arrangements. The stockholder list and instructions will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/ARNA2020.

About Arena Pharmaceuticals
Arena Pharmaceuticals is uniquely positioned to develop best-in-disease medicines with optimized efficacy and safety for patients globally. Our drive to deliver a robust pipeline of novel, transformational medicines is grounded in two decades of world-class G protein-coupled receptor (GPCR) discovery research.
It is the breadth and depth of our portfolio, prioritization of drug development to meet unmet patient needs, strong financial health and growing, bold-thinking world-class team that gives Arena the ingredients and passion to build a sustainable, vibrant next-generation pharmaceutical company.
Forward-Looking Statements
Certain statements in this press release are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about Arena's position, drive, portfolio, prioritization, financial position, team, and building of the company. For such statements, Arena claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from Arena's expectations. Factors that could cause actual results to differ materially from the forward-looking statements include those disclosed in Arena's filings with the Securities and Exchange Commission. These forward-looking statements represent Arena's judgment as of the time of this release. Arena disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.
Corporate Contact:
Megan E. Knight
Arena Pharmaceuticals, Inc.
Director, Investor Relations
mknight@arenapharm.com
858.210.3635
Arena Media Contact:
IR@arenapharm.com
858.453.7200
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